                                   EXHIBIT 24

                               POWER OF ATTORNEY


                 The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR.; ROBERT L. SADLER; B. P. SHERWOOD, III; DAVID J. WAGNER; THOMAS D. WISNOM; and RICHARD W. WROTEN, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1995, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


                 Date                                 Signature


          February 1, 1996                            /s/ John M. Bissell
                                                      ------------------------

                                   EXHIBIT 24

                               POWER OF ATTORNEY


                 The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR.; ROBERT L. SADLER; B. P. SHERWOOD, III; DAVID J. WAGNER; THOMAS D. WISNOM; and RICHARD W. WROTEN, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1995, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.




                 Date                                 Signature


          February 2, 1996                            /s/ John D. Boyles
                                                      ------------------------

                                   EXHIBIT 24

                               POWER OF ATTORNEY


                 The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR.; ROBERT L. SADLER; B. P. SHERWOOD, III; DAVID J. WAGNER; THOMAS D. WISNOM; and RICHARD W. WROTEN, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1995, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


                 Date                                 Signature


          February 16, 1996                           /s/ John C. Canepa
                                                      ------------------------

                                   EXHIBIT 24

                               POWER OF ATTORNEY


                 The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR.; ROBERT L. SADLER; B. P. SHERWOOD, III; DAVID J. WAGNER; THOMAS D. WISNOM; and RICHARD W. WROTEN, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1995, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



                 Date                                 Signature


          February 6, 1996                            /s/ James P. Hackett
                                                      ------------------------

                                   EXHIBIT 24

                               POWER OF ATTORNEY


                 The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR.; ROBERT L. SADLER; B. P. SHERWOOD, III; DAVID J. WAGNER; THOMAS D. WISNOM; and RICHARD W. WROTEN, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1995, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



                 Date                                 Signature


          February 5, 1996                            /s/ Erina Hanka
                                                      ------------------------

                                   EXHIBIT 24

                               POWER OF ATTORNEY


                 The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR.; ROBERT L. SADLER; B. P. SHERWOOD, III; DAVID J. WAGNER; THOMAS D. WISNOM; and RICHARD W. WROTEN, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1995, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


                 Date                                 Signature


          January 29, 1996                            /s/ Earl D. Holton
                                                      ------------------------

                                   EXHIBIT 24

                               POWER OF ATTORNEY


                 The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR.; ROBERT L. SADLER; B. P. SHERWOOD, III; DAVID J. WAGNER; THOMAS D. WISNOM; and RICHARD W. WROTEN, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1995, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


                 Date                                 Signature


          February 9, 1996                            /s/ Michael J. Jandernoa
                                                      ------------------------

                                   EXHIBIT 24

                               POWER OF ATTORNEY


                 The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR.; ROBERT L. SADLER; B. P. SHERWOOD, III; DAVID J. WAGNER; THOMAS D. WISNOM; and RICHARD W. WROTEN, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1995, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


                 Date                                 Signature


          February 9, 1996                            /s/ John P. Keller
                                                      ------------------------

                                   EXHIBIT 24

                               POWER OF ATTORNEY


                 The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR.; ROBERT L. SADLER; B. P. SHERWOOD, III; DAVID J. WAGNER; THOMAS D. WISNOM; and RICHARD W. WROTEN, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1995, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


                 Date                                 Signature


          February 19, 1996                           /s/ William U. Parfet
                                                      ------------------------

                                   EXHIBIT 24

                               POWER OF ATTORNEY


                 The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR.; ROBERT L. SADLER; B. P. SHERWOOD, III; DAVID J. WAGNER; THOMAS D. WISNOM; and RICHARD W. WROTEN, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1995, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



                 Date                                 Signature


          January 31, 1996                            /s/ Perry A. Pierre
                                                      ------------------------

                                   EXHIBIT 24

                               POWER OF ATTORNEY


                 The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR.; ROBERT L. SADLER; B. P. SHERWOOD, III; DAVID J. WAGNER; THOMAS D. WISNOM; and RICHARD W. WROTEN, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1995, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


                 Date                                 Signature


          January 31, 1996                            /s/ Robert L. Sadler
                                                      ------------------------

                                   EXHIBIT 24

                               POWER OF ATTORNEY


                 The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR.; ROBERT L. SADLER; B. P. SHERWOOD, III; DAVID J. WAGNER; THOMAS D. WISNOM; and RICHARD W. WROTEN, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1995, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


                 Date                                 Signature


          February 1, 1996                            /s/ Peter F. Secchia
                                                      ------------------------

                                   EXHIBIT 24

                               POWER OF ATTORNEY


                 The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR.; ROBERT L. SADLER; B. P. SHERWOOD, III; DAVID J. WAGNER; THOMAS D. WISNOM; and RICHARD W. WROTEN, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1995, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


                 Date                                 Signature


          February 1, 1996                            /s/ B. P. Sherwood, III
                                                      ------------------------

                                   EXHIBIT 24

                               POWER OF ATTORNEY


                 The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR.; ROBERT L. SADLER; B. P. SHERWOOD, III; DAVID J. WAGNER; THOMAS D. WISNOM; and RICHARD W. WROTEN, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1995, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


                 Date                                 Signature


          February 5, 1996                             /s/ David J. Wagner
                                                      ------------------------